CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


EXHIBIT 32.2


In connection with the Quarterly Report of Qlinks America, Inc. (the "Company") on Form 10-QSB (the "Report") for the nine months ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof.


I, James O. Mulford, Chief Executive Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

     1. The Report complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company at the dates and for the periods shown in such report.




                                                           /s/  James O. Mulford
                                                  ------------------------------
                                       James O. Mulford, Chief Executive Officer
                                                   (Principal Financial Officer)


Dated: November 8, 2007